Exhibit 10.3

AMENDMENT TO SUBSCRIPTION AGREEMENT

This Amendment to the Subscription Agreement (this “Amendment”) is entered into as of August 29, 2022, by and between Cohn Robbins Holdings Corp., a Cayman Islands exempted company limited by shares (“SPAC”), Allwyn Entertainment AG, a Swiss stock corporation (Aktiengesellschaft) with registered office at c/o SAZKA Entertainment AG, Weinmarkt 9, 6004 Lucerne, Switzerland and registered in the commercial register Lucerne under registration number CHE- 157.119.805 (“Issuer”) and Cohn Robbins Sponsor LLC (“Investor” and together with SPAC and Issuer, the “Parties”). Capitalized terms used in this Amendment and not defined herein shall have the meanings set forth in the Subscription Agreement (as defined below).

R E C I T A L S

WHEREAS, the Parties have entered into that certain Subscription Agreement, dated as of January 20, 2022 (the “Subscription Agreement”); and

WHEREAS, the Parties desire to amend the terms of the Subscription Agreement, in accordance with Section 11(e) thereof, as more fully set forth in this Amendment.

NOW THEREFORE, the Parties hereby agree as follows:

1.	Amendments to Subscription Shares Multiplier:

(a)	The fifth whereas clause on the first page of the Subscription Agreement shall be amended and replaced with the following (amended language in bold font):

WHEREAS, subject to the terms and conditions of this Subscription Agreement, the Investor desires to acquire from Issuer in exchange for a cash contribution, and Issuer desires to provide to the Investor, the number of Shares (the “Subscription Shares”) equal to (x) the number of Base Shares (as defined and set forth on the signature page of this Subscription Agreement) multiplied by (y) the Class B Exchange Ratio (as defined in the Transaction Agreement);

(b)	The Number of Subscription Shares to be purchased, as set forth on the signature page to the Subscription Agreement, is hereby amended by replacing “1.08” with “the Class B Exchange Ratio (as defined in the Transaction Agreement)”.

2.	Subscription Agreement in Full Force and Effect. Except as expressly amended by this Amendment, this Amendment shall not constitute a waiver or amendment of any term or condition of the Subscription Agreement, or the documents delivered pursuant thereto, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects. Upon the execution hereof, this Amendment and the Subscription Agreement shall constitute one agreement. On and after the date hereof, each reference in the Subscription Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Subscription Agreement, and each reference to the Subscription Agreement in any other agreements, documents or instruments executed and delivered pursuant to or in connection with the Subscription Agreement, shall be deemed to mean and be a reference to the Subscription Agreement as amended by this Amendment. For the avoidance of doubt, references to the date of the Subscription Agreement, as amended by this Amendment, shall in all instances continue to refer to January 20, 2022, and references to “the date hereof” and “the date of this Agreement” shall continue to refer to January 20, 2022.

3.	The provisions contained in Sections 11(l) and 11(m) of the Subscription Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, and made a part of this Amendment as if set forth fully herein.

4.	This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered as of the date first written above.

COHN ROBBINS SPONSOR LLC

By:	/s/ Clifton S. Robbins
	Name:	Clifton S. Robbins
	Title:	Manager

By:	/s/ Gary D. Cohn
	Name:	Gary D. Cohn
	Title:	Manager

[Signature Page to Amendment to Subscription Agreement]

ALLWYN ENTERTAINMENT AG

By:	/s/ Robert Chvatal
	Name:	Robert Chvatal
	Title:	Member of the Board of Directors

By:	/s/ Jan Matuska
	Name:	Jan Matuska
	Title:	Member of the Board of Directors

[Signature Page to Amendment to Subscription Agreement]

COHN ROBBINS HOLDINGS CORP.

By:	/s/ Clifton S. Robbins
	Name:	Clifton S. Robbins
	Title:	Co-Chairman

[Signature Page to Amendment to Subscription Agreement]